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                                                                   Exhibit 23.02

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, of our report dated November 14, 2000 included in Globix Corporation's Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP

August 22, 2001
New York, New York